SECURITIES AND EXCHANGE COMMISSION
        Washington, D. C.  20549

               FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES
ACT OF 1933                             / /

Pre-Effective Amendment No.             / /

Post-Effective Amendment No.    2       /X/

                          and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT                  / /
OF 1940

   Amendment No.    3              /X/

   (Check appropriate box or boxes.)

IPS FUNDS - File Nos. 33-83132 and 811-8718

625 S. Gay Street, Suite 630, Knoxville,
Tennessee   37902
  (Address of Principal Executive Offices)
            Zip Code

Registrant's Telephone Number, including Area
Code:   (615) 524-1676

Gregory D'Amico, 625 S. Gay Street, Suite 630,
Knoxville, TN  37902
(Name and Address of Agent for Service)

             With copy to:
Donald S. Mendelsohn, Brown, Cummins & Brown
Co., L.P.A.
3500 Carew Tower, Cincinnati, Ohio 45202

Release Date:    March 29, 1996

It is proposed that this filing will become effective:

/ / immediately upon filing pursuant to
paragraph (b)
/ / on (date) pursuant to paragraph (b)
/X/ 60 days after filing pursuant to paragraph
(a)
/ / on (date) pursuant to paragraph (a) of Rule 485

     The Registrant continues its election
made by the filing of its Registration
Statement, effective December 5, 1994, to register an indefinite number and amount of securities under Rule 24f-2 of the Investment
Company Act of 1940.  Registrant filed
pursuant to paragraph b(1)
of Rule 24f-2, a 24f-2 Notice for the fiscal year ended November 30, 1995 on January 26, 1996.




TOTAL NUMBER OF PAGES -
EXHIBIT INDEX ON PAGE -

                                 IPS FUNDS

               CROSS REFERENCE SHEET
                   FORM N-1A


ITEM                               SECTION IN EACH PROSPECTUS

  1...............Cover Page
  2...............Summary of Fund Expenses
  3...............The Fund, Supplement to Prospectus
  4...............The Fund, Operations of the Fund, Investment Objectives
                  and Policies
  5...............Operations of the Fund
  5A..............Operations of the Fund
  6...............Operations of the Fund, Cover Page, Dividends and
                  Distributions, Taxes
  7...............Operations of the Fund, How to Purchase Fund Shares
  8...............Operations of the Fund
  9...............None


                                   SECTION IN STATEMENT OF
ITEM                               ADDITIONAL INFORMATION

 10...............Cover Page
 11...............Table of Contents
 12...............General Information and History
 13...............Investment Restrictions and Fund Trustees and Officers
 14...............Fund Trustees and Officers
 15...............Fund Trustees and Officers
 16...............The Investment Advisor and
                  Underwriter, Expenses of the
                  Fund, Transfer Agent,
                  Custodian, Independent Accountants
 17...............Portfolio Transactions and Brokerage
 18...............General Information and History
 19...............Net Asset Value
 20...............Dividends, Distributions and Taxes
 21...............The Investment Advisor and Underwriter
 22...............Performance
 23...............Report of Independent Public Accountants, Financial
                  Statements

THIS SUPPLEMENT IS DATE MARCH 29, 1996

IPS MILLENNIUM FUND

SUPPLEMENT TO PROSPECTUS DATED
DECEMBER 5, 1994


     The following Financial Highlights for the period December 1, 1994 through November 30, 1995 is derived from the financial statements of the Fund. The company began selling shares and making investments on January 4, 1995 therefore the ratios are calculated for that period of time.. The financial statements of the Fund are included in the Statement of Additional Information.



          IPS MILLENNIUM FUND

       Supplementary Information
   Selected Per Share Data and Ratios
  For the year ended November 30, 1995


Per share data

Investment income                                 $ 0.121
Net realized and unrealized gain
(loss) on investments                               2.982
  Total income (loss) from investment operations    3.103


Dividends from net investment income                0.107

Net asset value:
Beginning of year                                   12.000

End of year                                        $14.996

Total return                                        25.86%


Ratios
Net assets, end of period(thousands)                1625.6
Ratio of expenses to average net assets                1.4%
Ratio of net income to average net assets              1.0%
Portfolio turnover rate                               26.7%

          IPS MILLENNIUM FUND

             A NO-LOAD FUND

               PROSPECTUS

            December 5, 1994


      625 S. GAY STREET, SUITE 630
          KNOXVILLE, TN 37902

For questions about investing in the Fund:  615-524-1676

For Shareholder Services:  800-424-2295



The investment objectives of the Fund are growth of capital along with growth of income. The Fund seeks to accomplish this objective by investing primarily in common stocks with constant supervision of these stocks.
The Fund is designed for long term investors and should not be considered by investors with short term time horizons.

The Fund is "no-load", which means there are no sales charges or commissions. In addition, there are no 12b-1 fees, distribution expenses or deferred sales charges which are borne by the shareholders. There is a $2,000 minimum investment requirement to open an account.

Shares of the Fund are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank, and are not insured by the Federal Deposit Insurance
Corporation (FDIC), the Federal Reserve Board or any other government agency, entity, or person. The purchase of Fund shares involves investment risks, including the possible loss of principal.

This Prospectus provides information you should know before investing in the Fund. It should be read and retained for future reference. A Statement of Additional
Information for the Fund dated December 5, 1994, containing additional information about the Fund, has been filed with the Securities and Exchange Commission, and is incorporated by reference into this Prospectus.
The Statement of Additional Information may be obtained without charge by writing to the Secretary of the Fund at the above address. The Fund is a series of IPS Funds.



THESE SECURITIES HAVE NOT BEEN
APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION
OR ANY STATE SECURITIES COMMISSION,
NOR HAS THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES
COMMISSION PASSED UPON THE ACCURACY
OR ADEQUACY OF THIS PROSPECTUS.  ANY
REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

          TABLE OF CONTENTS



                                   Page


SUMMARY OF EXPENSES. . . . . . . . .  1

THE FUND . . . . . . . . . . . . . .  2

INVESTMENT OBJECTIVES AND POLICIES .  2

   Investment Objectives . . . . . .  2
   Achieving the Objectives. . . . .  2
   Fundamental Policies. . . . . . .  3
   Portfolio Turnover. . . . . . . .  3

HOW TO PURCHASE FUND SHARES. . . . .  3

   By Mail . . . . . . . . . . . . .  3
   Additional and Pre-authorized Purchases  4
   Payment for Shares. . . . . . . .  4

DIVIDENDS AND DISTRIBUTIONS. . . . .  4

TAXES. . . . . . . . . . . . . . . .  5

OPERATIONS OF THE FUND . . . . . . .  5

   Board of Trustees . . . . . . . .  5
   The Investment Advisor. . . . . .  5
   Advisor Compensation. . . . . . .  6
   Shareholder Rights. . . . . . . .  6
   Shareholder Inquiries . . . . . .  6
   Portfolio Transactions. . . . . .  6
   Transfer Agent. . . . . . . . . .  7
   How The Fund Measures Its Performance  7
   Net Asset Value . . . . . . . . .  7
   How to Redeem or Sell Fund Shares  8
   Systematic Withdrawals. . . . . .  9
   Retirement Plans. . . . . . . . .  9

                  (i)
          SUMMARY OF EXPENSES

This table is designed to help you understand the cost an investor in the Fund may incur as a shareholder. The expense information is based upon anticipated operating expenses of the Fund for the current fiscal year; the actual expenses may be more or less than those shown.
Shareholder Transaction Expenses

   Maximum sales load on purchasesNone
   Maximum sales load on reinvested dividendsNone
   Deferred sales load . . . . . .None
   Redemption fees . . . . . . . .None1
   Exchange fees . . . . . . . . .None

Annual Fund Operating Expenses (as a percentage of
average net assets)
   Management fees . . . . . .  1.40%2
   12b-1 expenses  . . . . . .  None
   Other expenses. . . . . . .  None
   Total Fund operating expenses  1.40%

Example                                    1 year     3 years

You would pay the following total            $15         $49
expenses on a $1,000 investment, assuming
a 5% annual return3 and redemption
at the end of the period.
______________________

1 The Fund's Custodian charges a $10 fee for each wire redemption.

2 The Fund's total operating expenses are equal to the management fees paid to the Advisor because the Advisor pays all of the Fund's operating expenses.

3 Use of this assumed 5% return is required by the Securities and Exchange Commission; it is not an illustration of past or future investment results.

The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear, directly or indirectly. This example should not be considered a representation of past or future expenses.

Shareholders should be aware that the Fund is a no-load fund and, accordingly, a shareholder does not pay any sales charge or commission upon purchase or redemption of shares of the Fund. The Fund does not have a 12b-1
Plan. Unlike most other mutual funds, the Fund does not pay directly for transfer agency, pricing, custodial, auditing or legal services, nor does it pay directly any general administrative or other operating expenses. The
Advisor pays all of the expenses of the Fund except brokerage, taxes, interest and extraordinary expenses.

THE FUND

IPS Funds (the "Trust") was organized as an Ohio business trust on August 10, 1994, and commenced operations on December 5, 1994. The Trust offers one series of shares: The IPS Millennium Fund (the "Fund").
The investment advisor to the Fund is IPS Advisory, Inc.
(the "Advisor").

INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

The Fund's investment objectives are long term growth of capital and income. The Fund will strive to achieve the objective of growth primarily through the purchase of U.S. common stocks that the Advisor believes have higher than average long term growth prospects, and that may be undervalued compared with the market and their own history. The Fund will strive to achieve its objective of income through selection of companies with the potential to increase dividends regularly, and whose dividends appear well-protected.

Achieving the Objectives

The management philosophy of the Fund is to accumulate a diversified portfolio of U.S. common stocks. The Fund will emphasize companies which have above average prospects for consistent, long term growth, are undervalued on fundamentals, and have characteristics that make them more resistant than most companies to economic contraction. The Fund generally will be invested in companies that pay dividends, but will invest in some companies that do not pay dividends and may not have any dividend history. While there can be no assurance of its ability to do so in every case, the Advisor's goal will be to select companies with low debt to equity ratios, relative to their industry peers.

The Fund is managed as a whole and does not seek to fulfill all of its objectives in any one security. It is anticipated that under normal market conditions common stocks (including dividend paying common stocks) will constitute at least 65% of the Fund's investment portfolio, with the belief they will participate in the long term growth of American business. However, it is also anticipated that the Fund will hold less than 35% of its assets in money market instruments, U.S. government securities, repurchase agreements collateralized by U.S. Government securities, and shares of other investment companies for liquidity purposes or when common stocks are viewed as overvalued. In addition, for temporary defensive purposes under abnormal market or economic conditions, the Fund may hold up to 100% of its assets in such securities. If the Fund acquires securities of another investment company, the shareholders of the Fund generally will be subject to duplicate management fees.
The Fund does not attempt to time the market. The Fund will try to minimize fluctuations in value through diversification among companies and industries, and constant monitoring.

A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government security and the seller agrees to repurchase the security at a future time at a set price, thereby determining the yield during the purchaser's holding period. Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the Fund's Custodian, other banks with assets of $1 billion or more, and registered securities dealers determined by the Advisor (subject to review by the Board of Trustees) to be creditworthy.

The Fund will not invest more than 5% of the market value of its total assets at the time of investment in securities of any one issuer. Nor will the Fund buy securities on margin, sell securities short, use commodities or futures contracts, or use derivative securities of any kind. See "Investment Limitations" in the Statement of Additional Information.

As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, the Fund cannot give any assurance that its investment objective will be achieved. In addition, you should be aware that the Advisor has no prior experience in managing investment companies and that the Fund has no operating history. Current rates of total return quoted by the Fund may be higher or lower than past quotations, and there can be no assurance that any current rate of total return will be maintained.

Fundamental Policies

The investment limitations set forth in the Statement of Additional Information as fundamental policies may not be changed without the affirmative vote of the majority of the outstanding shares of the Fund. The investment objective of the Fund may be changed without the affirmative vote of a majority of the outstanding shares of the Fund.

Portfolio Turnover

The Fund does not intend to purchase or sell securities for short term trading purposes. The Fund will, however, sell any portfolio security (without regard to the length of time it has been held) when the Advisor believes that market conditions, company-specific factors or general economic conditions warrant such action. It is anticipated that the Fund will have a portfolio turnover rate of less than 50%.

HOW TO PURCHASE FUND SHARES

By Mail

The minimum investment in the Fund is $2,000. To purchase shares in the Fund, simply complete the application form enclosed with this Prospectus.

Make your check payable to, and mail your application and check to:

        IPS Millennium Fund
        c/o The Provident Bank
        P.O. Box 14967
        Cincinnati, Ohio  45250-0967

The price at which the purchase will be effected is based on the next calculation of net asset value after the order is received by The Provident Bank, the Fund's Transfer
Agent. A confirmation indicating the details of the transaction will be promptly sent to shareholders. The purchase will be made in full and fractional shares calculated to three decimal places.

Additional and Pre-authorized Purchases

Shareholders may, at any time, purchase additional shares subject to a minimum investment of $100. A check made payable to "IPS Millennium Fund", in the amount to be invested, should be sent to The Provident Bank at the address set forth above. Each additional purchase request must contain your name and account number. If you prefer to invest automatically each month, you may authorize the Fund to debit your bank account for the periodic purchase of Fund shares in the middle of the month. You will receive a confirmation every time you make a transaction in the Fund.

Payment for Shares

Payment for shares purchased should be made by check or money order in dollars drawn on a United States Bank.
Funds for investment may also be wired by the investor's bank to the Transfer Agent. Please call 1-800-424-2295 for wiring instructions.

The Fund reserves the right in its sole discretion to reject purchase orders when, in the judgment of management, such rejection is in the best interests of the Fund. The Fund also reserves the right at any time to waive or increase the minimum investment requirements applicable to initial or subsequent investments. No application to purchase shares is binding until accepted in writing by the Fund.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to declare dividends representing net investment income four times annually, generally in the months of April, July, October, and December. It is the present policy of the Fund to distribute annually all of its net long term capital gains in the month of December.
When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

All dividends or capital gains distributions paid by the Fund will be automatically reinvested in shares of the Fund at the next determined net asset value, unless an investor specifically requests that either dividends or capital gains distributions or both be paid in cash. If cash payment is requested, a check normally will be mailed within five business days after the payable date. If you withdraw your entire account, all dividends accrued to the time of withdrawal, including the day of withdrawal, will be paid at that time. You may elect to have distributions on shares held in IRA's and 403(b) plans paid in cash only if you are 59 1/2 years old or permanently and totally disabled or if you otherwise qualify under the applicable plan. To change the election of dividends or capital gains distributions, send a written request to the IPS
Millennium Fund, 625 S. Gay Street, Suite 630,
Knoxville, TN 37902.



TAXES

All dividends and capital gains are taxable whether they are reinvested or received in cash, unless you are exempt from taxation or entitled to tax deferral. Each year investors are notified of the federal tax status of all dividends and capital gains paid during the prior year. It is the Fund's intention to meet all requirements of Subchapter M of the Internal Revenue Code, and to distribute to its investors all, or substantially all, of its taxable income as defined in the Code.

If you have not furnished a certified correct taxpayer identification number (generally your Social Security number) and have not certified that withholding does not apply, or if the Internal Revenue Service has notified the Fund that the taxpayer identification number listed on your account is incorrect according to their records or that you are subject to backup withholding, federal law generally requires the Fund to withhold 31% from any dividends and/or redemptions. Shareholders should be aware that, under regulations promulgated by the Internal
Revenue Service, the Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific account in any year, the Fund will make a corresponding charge against the account.

Amounts withheld are applied to your federal tax liability;
a refund may be obtained from the Internal Revenue
Service if withholding results in overpayment of taxes.
Federal law also requires the Fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain non-resident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Shareholders are urged to consult their own tax advisors regarding specific questions as to the federal, state or local taxes and the tax effect of distributions and withdrawals.

OPERATIONS OF THE FUND

Board of Trustees

The Fund is a diversified series of IPS Funds, an open-end management investment company organized as an Ohio business trust on August 10, 1994. The Board of
Trustees of the Trust supervises the operations of the Fund according to applicable state and federal law and is responsible for the overall management of the Fund's business affairs.

The Investment Advisor

IPS Advisory, Inc., 625 S. Gay Street, Suite 630,
Knoxville, TN 37902 is the investment advisor engaged to supervise the operation of the Fund, to manage its investments and business affairs, and provide investment research for the Fund. The principals of the Advisor are Greg D'Amico, President and Robert Loest, Ph.D., CFA,
Chief Executive Officer. Both have extensive experience in equities analysis, having managed investment portfolios for individual clients, including corporations and retirement plans, on a full time basis since 1986.

The Advisor is under the supervisory control of Securities
Service Network, Inc. ("SSN"), located at 222 S. Peters
Road, Knoxville, TN 37923.  SSN is a Securities and
Exchange Commission and Tennessee registered Broker-Dealer and Investment Advisor, and exercises supervisory control of the Advisor through a Consent & Guaranty letter and compliance guidelines established by SSN and approved by the Securities Division of the State of Tennessee. SSN also acts as the exclusive agent for distribution of shares of the Fund.

Greg D'Amico and Robert Loest will be responsible for the day to day management of the portfolio of the Fund.
Greg D'Amico is President, Trustee and Treasurer to the
Trust. Mr. D'Amico is President and a Director of the Advisor. Robert Loest Ph.D., CFA, is Vice President,
Trustee and Secretary of the Trust.  Mr. Loest is also
Chief Executive Officer and a Director of the Advisor.
Mr. D'Amico and Mr. Loest both are controlling persons and may be deemed affiliates of the Advisor. Mr.
D'Amico and Mr. Loest are both securities representatives with Securities Service Network, Inc.
(since 1986).

Advisor Compensation

The Fund has approved a Management Agreement with the Advisor. Under the Management Agreement, the
Fund has agreed to compensate the Advisor for its services by the payment of a monthly fee at the annual rate of 1.40% of the average daily net assets of the Fund to and including $100,000,000, 1.15% of the average daily net assets of the Fund from $100,000,000 to and including $250,000,000, and .90% of the average daily net assets of the Fund in excess of $250,000,000. The Advisor pays all of the expenses of the Fund except brokerage, taxes, interest and extraordinary expenses.
The rate of the advisory fees paid by most investment companies to their investment advisors is lower than the rate of the advisory fees paid by the Fund. In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses (except those specified above) are paid by the Advisor.

Shareholder Rights

Any Trustee of the Fund may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Fund. The Fund does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share owned and fractional votes for fractional shares owned. All shares of a Fund have equal voting rights and liquidation rights. Prior to the offering made by this Prospectus, investment advisory clients of Securities Service Network, Inc. purchased for investment all of the outstanding shares of the Fund. As a result, Securities Service Network, Inc.
may be deemed to control the Fund.

Shareholder Inquiries

Shareholders can make inquiries about the Fund or their personal account by calling the Fund's Transfer Agent at 800-424-2295 or writing the Fund at the address listed on the cover page.

Portfolio Transactions

The Advisor places all orders for the purchase and sale of the Fund's securities. In selecting broker-dealers, the Advisor may consider research and brokerage services furnished to it and its affiliates. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to its objective of seeking best qualitative execution of portfolio transactions, the Advisor may consider sales of shares of the Fund in its selection of broker-dealers. Securities Service Network, Inc., which may be deemed to be an affiliate of the Advisor, will place trades for the Fund through National Financial Services Corporation (NFSC), a subsidiary of the Fidelity companies and a member of the New York
Stock Exchange.  The Statement of Additional
Information contains more information about the Fund's brokerage practices.

Transfer Agent

The Provident Bank, One East Fourth Street, Cincinnati,
Ohio  45202 is the Fund's Transfer Agent.  The Transfer
Agent performs shareholder service functions for a fee.

How The Fund Measures Its Performance

The Fund may periodically advertise "average annual total return." The "average annual total return" of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions.

The Fund may also periodically advertise its total return over various periods in addition to the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period.
The "total return" for the Fund refers to the percentage change in the value of an account between the beginning and end of the stated period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.

The Fund may also include in advertisements data comparing performance with other mutual funds as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds (such as Morningstar or Lipper Analytical Services). Performance information may be quoted numerically, or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to well-known indices of market performance including the Standard & Poor's (S&P) 500 Index, S&P MidCap 400 Index, S&P/BARRA Growth and Value Indices, the
Value Line Composite Index (GEOM), the NASDAQ
Composite Index, or the Dow Jones Industrial Average.
The Fund's annual report will contain additional performance information that will be made available upon request and without charge.

Net Asset Value

Shares are purchased at the next offering price after the order is received by the Fund. The net asset value is determined at the close of the New York Stock Exchange each day that the exchange is open. The current value of the Fund's total assets, less all liabilities, divided by the total number of shares outstanding rounded to the nearest cent, is the net asset value per share.

Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price of the day. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Fund.

Since the Fund does not impose any front end sales load or redemption fee, both the purchase price and the redemption price of a Fund share on any date will be equal to the next calculated net asset value of a share.

How to Redeem or Sell Fund Shares

To redeem shares, send a letter of instruction to the Transfer Agent, specifying the number of shares or dollar amount to be sold, your name and your account number.
The Fund will buy back (redeem), at current net asset value (no charge), all shares of the Fund offered for redemption and meeting the requirements of this Prospectus. The net asset value will be the next net asset value determined after receipt of the request for redemption. Payment will be made within seven days of receipt of a valid redemption request.

Redemption requests should be sent to:

             IPS Millennium Fund
             c/o The Provident Bank
             P.O. Box 14967
             Cincinnati, Ohio  45250-0967

Requests for redemption by telephone will not be accepted.

The written request for redemption must be signed by each registered owner exactly as the shares are registered.
A signature guarantee is required for any withdrawal which is over $50,000, or which is mailed to another address that is not the address of record. Signature guarantees are available at any bank or financial institution. The signature guarantee is used to protect shareholders from the possibility of fraudulent application for redemption.

Payment for shares redeemed will be made by check after receipt by the transfer agent of the properly executed redemption request and any outstanding certificates for the shares to be redeemed. If shares are purchased with a check, redemption within the first fifteen days may be delayed until the check clears. A shareholder wishing to redeem proceeds through wire redemption will be charged $10 toward his or her account.

To keep Fund share expenses to a minimum, the Fund is authorized to redeem accounts that fall below $2,000, or such other minimum amount as the Fund may determine from time to time. Redemption will only occur when the account is reduced by redemptions and not by a decline in market value. The account holder will be notified 60 days in advance before an account is redeemed. An involuntary redemption constitutes a sale. You should consult your tax advisor concerning the tax consequences of involuntary redemptions. To prevent redemption, an account can be increased by contributing additional funds to bring it over the account minimum. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Fund.

Systematic Withdrawals

Accounts valued at $10,000 or above, using the current net asset value, are eligible for normal distributions under a systematic withdrawal program. Setting up a Systematic Withdrawal Program allows investors to withdraw a fixed sum each month or calendar quarter.
The minimum amount that can be withdrawn each month or quarter under the Systematic Withdraw Program is $250. This program may be terminated by a shareholder or the Fund at any time without charge or penalty, and will become effective five business days following receipt of shareholder instructions. A withdrawal under the Systematic Withdrawal Program involves a redemption of shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to the shareholder's account, the account ultimately may be depleted.


Retirement Plans

The Fund offers several tax qualified retirement plans for adoption by individuals and employers. The following plans are available: IRA, Simplified Employee Pension
Plans, 403(b) plans, and 401(K) corporate profit-sharing retirement plans. Contributions to these plans are tax-deductible and earnings are tax exempt until distributed.
When investing in a retirement plan, you should consult with a tax advisor to determine which plan is best for your situation. To receive all the necessary information on fees, plan agreements and applications, contact the Advisor at 625 S. Gay Street, Suite 630, Knoxville, TN
37902 or call 1-615-524-1676.

                          IPS MILLENNIUM FUND

                                PART B

                  STATEMENT OF ADDITIONAL INFORMATION

                            March 29, 1996











This Statement of Additional Information is not a prospectus, but should be read in conjunction with the current Prospectus, dated December 5, 1994, of IPS
Millennium Fund as supplemented through March 29,
1996. The Prospectus may be obtained by writing to the Fund at the following address:






                          IPS MILLENNIUM FUND
                           TWO CENTER SQUARE
                     625 S. GAY STREET, SUITE 630
                          KNOXVILLE, TN 37902

                  Shareholder Services:  615-524-1676

                           TABLE OF CONTENTS

                                                                   Page

General Information and History. . . . . . . . . . . . . . . . . . .  1

U.S. Government Securities . . . . . . . . . . . . . . . . . . . . .  2

Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . .  2

   Fundamental . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

        Borrowing Money. . . . . . . . . . . . . . . . . . . . . . .  2
        Senior Securities. . . . . . . . . . . . . . . . . . . . . .  2
        Underwriting . . . . . . . . . . . . . . . . . . . . . . . .  2
        Real Estate. . . . . . . . . . . . . . . . . . . . . . . . .  3
        Commodities. . . . . . . . . . . . . . . . . . . . . . . . .  3
        Loans. . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
        Concentration. . . . . . . . . . . . . . . . . . . . . . . .  3

   Non-Fundamental . . . . . . . . . . . . . . . . . . . . . . . . .  3

        Pledging . . . . . . . . . . . . . . . . . . . . . . . . . .  3
        Borrowing. . . . . . . . . . . . . . . . . . . . . . . . . .  3
        Margin Purchases . . . . . . . . . . . . . . . . . . . . . .  4
        Short Sales. . . . . . . . . . . . . . . . . . . . . . . . .  4
        Options. . . . . . . . . . . . . . . . . . . . . . . . . . .  4
        Illiquid Investments . . . . . . . . . . . . . . . . . . . .  4

Fund Trustees and Officers . . . . . . . . . . . . . . . . . . . . .  4

The Investment Advisor and Underwriter . . . . . . . . . . . . . . .  5

Dividends, Distributions and Taxes . . . . . . . . . . . . . . . . .  6

Transfer Agent . . . . . . . . . . . . . . . . . . . . . . . . . . .  7

Custodian. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7

Independent Accountants  . . . . . . . . . . . . . . . . . . . . . .  7

Portfolio Transactions and Brokerage . . . . . . . . . . . . . . . .  7

Net Asset Value. . . . . . . . . . . . . . . . . . . . . . . . . . .  9

Performance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

General Information and History

IPS Funds (the "Trust") is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 10,
1994 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Shares of one series have been authorized, which shares constitute the interests in the IPS Millennium Fund series (the "Fund").

Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

If at least ten shareholders (the "Petitioning Shareholders") wish to obtain signatures to request a meeting for the purpose of voting upon removal of any Trustee of the Trust, they may make a written application to the Trust requesting to communicate with other shareholders. The Petitioning Shareholders must hold in the aggregate at least 1% of the shares then outstanding or shares then having a net asset value of $25,000, whichever is less, and each Petitioning Shareholder must have been a shareholder for at least six months prior to the date of the application. The application must be accompanied by the form of communication which the shareholders wish to transmit. Within five business days after receipt of the application, the Trust will (a) provide the Petitioning Shareholders with access to a list of the names and addresses of all shareholders of the Trust; or
(b) inform the Petitioning Shareholders of the approximate number of shareholders and the estimated costs of mailing such communication, and undertake such mailing promptly after tender by the Petitioning Shareholders to the Trust of the material to be mailed and the reasonable expenses of such mailing. The Trustees will promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

Upon sixty days prior written notice to shareholders, the Fund may make redemption payments in whole or in part in securities or other property if the Trustees determine that existing conditions make cash payments undesirable.
For other information concerning the purchase and redemption of shares of the Fund, see "How to Purchase
Fund Shares" and "How to Redeem or Sell Fund Shares" in the Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Net Asset Value" in the Prospectus.

U.S. Government Securities

U.S. government securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal
Housing Administration and the Government National
Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S.
government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land
Banks, and the Federal National Mortgage Association
(FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

Investment Restrictions

   Fundamental. The investment limitations described below have been adopted by the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

   1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

   2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and this Statement of Additional
Information.

   3.  Underwriting.  The Fund will not act as
underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities
(including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

   4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-backed securities or investing in companies engaged in the real estate business.

   5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.

   6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

   7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

   With respect to the percentages adopted by the Fund as maximum limitations on its investment policies and limitations, an excess above the fixed percentage due to growth will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

   Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Fund, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Fund shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

   Non-Fundamental. The Fund intends to adhere to the following limitations, which are Non-Fundamental
(see "Investment Restrictions-Fundamental" above).

   1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

   2. Borrowing. The Fund will not enter into reverse repurchase agreements. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

   3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin."
This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving permitted investments and techniques.

   4. Short Sales. The Fund will not effect short sales of securities unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

   5. Options. The Fund will not purchase or sell put or call options.

   6. Illiquid Investments. The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

Fund Trustees and Officers

   The Trustees and executive officers of the Trust and their principal occupations during the last five years are set forth below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment
Company Act of 1940, is indicated by an asterisk.

NAME AND ADDRESS                         POSITIONS HELD

*Greg D'Amico                         President, Chief Financial
625 S. Gay Street, Suite 630          Officer, Treasurer and Trustee
Knoxville, TN  37902

Robert Loest                          Vise President, Secretary and Trustee
625 S. Gay Street, Suite 630
Knoxville, TN  37902

Woodrow Henderson                     Trustee
6504 Clary Lane
Knoxville, TN  37919

Veenita Bisaria                       Trustee
12416 Fort West Drive
Knoxville, TN  37922

Billy Wayne Stegall, Jr.              Trustee
309 Kingston Court
Knoxville, TN  37919

Mr. D'Amico is also President of IPS Advisory, Inc., Vice
President of Investment Planning Services, Inc., and a portfolio manager for individually managed accounts as a registered representative of Securities Service Network, Inc.

Mr. Loest is also Chief Executive Officer of IPS
Advisory, Inc., President of Investment Planning Services
Inc., and a senior portfolio manager and research analyst for individually managed accounts as a registered representative of Securities Service Network, Inc. Mr.
Loest is a Chartered Financial Analyst and has a Ph.D. in Biology.

Mr. Henderson is also Director of Planned Giving for the University of Tennessee at Knoxville.

Ms. Bisaria is also Program Manager for Defense
Programs and is a Chartered Financial Analyst (CFA).

Mr. Stegall is also a teacher of history and economics at Austin East High School in Knoxville, Tennessee.

The compensation paid to the Trustees of the Trust for the fiscal year ended November 30, 1995 is set forth in the following table:

             Aggregate Compensation Total Compensation
              From Trust            from Trust (the trust
                                    is not in a Fund Complex)
 Name

Greg D'Amico             0                  0
Robert Loest             0                  0
Woodrow Henderson        0                  0
Veenita Bisaria          0                  0
Billy Wayne Stegall, Jr  0                  0

1 Trustee fees are Trust expenses. However, because the management agreement obligates that Adviser to pay all of the operating expenses of the Trust
(with limited exceptions), the Adviser makes the actual payment.

As of December 31, 1995, the following persons each owned 5% or more of the outstanding shares of the Fund:
Apple Discount Drug Defined Benefit, Tom Bright
Trustee, 512 Clinch Avenue, Clinton, Tennessee 37716 -- 5.36%; and Thomas Lombarto, 33356 N.E. Pacific Street, Portland, Oregon 97232 -- 5.21%.

As of December 31, 1995, the Trustees and Officers of the Trust, as a group, beneficially owned 2.98% of the outstanding shares of the Fund.

The Investment Advisor and Underwriter

IPS Advisory, Inc. (the "Advisor"), 625 S. Gay St., Suite
630, Knoxville, TN 37902, is the investment advisor for the Fund. Greg D'Amico and Robert Loest may be deemed to be controlling persons and affiliates of the Advisor due to their ownership of its shares and their positions as directors and officers of the Advisor.
Because of such affiliation, they may receive benefits from the management fees paid to the Advisor. Mr. D'Amico and Mr. Loest are also principals of Investment Planning
Services Inc. ("IPS"), which provides investment research to them for their use as registered representatives of Securities Service Network, Inc. The Fund retains the
Advisor to manage the business affairs of the Fund, and

to furnish advice and recommendations to the Fund regarding securities to be purchased and sold by the Fund.

Securities Service Network, Inc., 222 S. Peters Road,
Knoxville, TN 37923 (the "Underwriter") is the exclusive agent for distribution of shares of the Fund. The
Underwriter is a registered investment advisor and securities broker-dealer. The Underwriter is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The
Underwriter exerts supervisory control over the Advisor through a Consent & Guaranty Letter, and by means of specialized compliance procedures approved by the Securities Division of the Tennessee Department of
Commerce and Insurance.

The Advisor is staffed by experienced investment professionals with extensive experience in company analysis, and who have been officers of IPS since 1986.
Analysis is performed in-house for all core portfolio companies, using a variety of proprietary, fundamental analytical methods.

Under the terms of the Management Agreement, the Advisor manages the Fund's investment subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage, taxes, interest and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.40% of its average daily net assets to and including $100,000,000, 1.15% of such assets from $100,000,000 to and including $250,000,000, and .90%
of such assets in excess of $250,000,000. For the period from January 1, 1995, the Fund's inception, through November 30, 1995, the Fund paid fees of $9,923 to the Advisor.

The Advisor retains the right to use the names "IPS" and "Millennium" in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Fund's right to use the names "IPS" and "Millennium" automatically ceases thirty days after termination of the Management Agreement and may be withdrawn by the Advisor on thirty days written notice.

The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Fund believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

Dividends, Distributions and Taxes

It is the Fund's intention to meet all requirements of Subchapter M of the Internal Revenue Code, and to distribute to its investors all, or substantially all, of its taxable income as defined in the Internal Revenue Code.
Under Subchapter M, the Fund will be taxed only on that portion of such investment company taxable income that it retains.

Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in December and made payable to shareholders of record in the following month are treated as paid and are thereby taxable as of December 31, provided that the Fund pays the dividend no later than the end of January of the following year.

Investors who do not elect to receive their dividends and distributions in cash, can reinvest all income dividends and capital gains distributions as additional Fund shares.
If reinvested automatically, the additional shares will be purchased at the net asset value determined on the first business day following the record date.

All dividends and capital gains are taxable, whether they are reinvested or received in cash, unless investors are exempt from taxation or entitled to tax deferral. Each year investors are notified of the federal tax status of all dividends and capital gains paid during the prior year.

Dividends and capital gains distributions may also be subject to state or local taxes. Shareholders should consult their tax advisors to discuss their personal tax situation.

Transfer Agent
The Fund's Transfer Agent is The Provident Bank, One
East Fourth Street, Cincinnati, Ohio  45202.  The
Transfer Agent performs shareholder service functions such as maintaining the records of each shareholder's account, answering shareholders' inquiries concerning their accounts, processing purchase and redemptions of the Fund's shares, acting as dividend and distribution disbursing agent and performing other accounting and shareholder service functions.

Custodian

The Provident Bank, One East Fourth Street, Cincinnati,
Ohio  45202, is the Custodian of the Fund's investments.
The Custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

Independent Accountants

The independent accounting firm for the Fund is Cherry
Bekaert & Holland, Certified Public Accountants, located at 625 S. Gay Street, Suite 550, Knoxville, TN 37902.
Cherry Bekaert & Holland performs an annual audit of the Trust's financial statements and provides financial, tax and accounting consulting services as requested.

Portfolio Transactions and Brokerage

Subject to policies established by the Board of Trustees of the Fund, the Advisor is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions.

In placing portfolio transactions, the
Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.
The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Trust and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by principals of the Advisor in servicing all of their accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to principals of the Advisor in connection with the Advisor's services to the Fund. Although research services and other information are useful to the Fund and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement.
While the Fund does not deem it practicable and in its best interests to solicit competitive bids for commission rates on each transaction, consideration is regularly given to posted commission rates as well as other information concerning the level of commissions charged on comparable transactions by qualified brokers.

The Fund has no obligation to deal with any broker or dealer in the execution of its transactions. However, it is contemplated that the Underwriter, in its capacity as a registered broker-dealer, will effect substantially all securities transactions which are executed on a national securities exchange and over-the-counter transactions conducted on an agency basis. Such transactions will be executed at competitive commission rates through National Financial Services Corporation ("NFSC").

Transactions in the over-the-counter market can be placed directly with market makers who act as principals for their own account and include mark-ups in the prices charged for over-the-counter securities. Transactions in the over-the-counter market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting over-the-counter transactions.
The Fund may place its over-the-counter transactions either directly with principal market makers, or with broker-dealers if that is consistent with the Advisor's obligation to obtain best qualitative execution. Under the Investment Company Act of 1940, persons who may be deemed to be affiliated with the Advisor such as the Underwriter are prohibited from dealing with the Fund as a principal in the purchase and sale of securities.
Therefore, the Underwriter will not serve as the Fund's dealer in connection with over-the-counter transactions.
However, the Underwriter may serve as the Fund's broker in over-the-counter transactions conducted on an agency basis and will receive brokerage commissions in connection with such transactions. Such agency transactions will be executed through NFSC.

The Fund will not effect any brokerage transactions in its portfolio securities with the Underwriter if such transactions would be unfair or unreasonable to Fund shareholders, and the commissions will be paid solely for the execution of trades and not for any other services.
The Underwriting Agreement provides that the Underwriter may receive brokerage commissions in connection with effecting such transactions for the Fund.
In determining the commissions to be paid to the Underwriter, it is the policy of the Fund that such commissions will, in the judgment of the Fund's Board of Trustees, be (a) at least as favorable to the Fund as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to the Fund as commissions contemporaneously charged by the Underwriter on comparable transactions for its most favored unaffiliated customers, except for customers of the Underwriter considered by a majority of the Trust's disinterested Trustees not to be comparable to the Fund. The disinterested Trustees from time to time review, among other things, information relating to the commissions charged by the Underwriter to the Fund and its other customers, and rates and other information concerning the commissions charged by other qualified brokers.

Any profits from brokerage commissions earned by the Underwriter as a result of portfolio transactions for the Fund will accrue to Greg D'Amico and Robert Loest as registered representatives of the Underwriter. The
Agreement does not provide for a reduction of the Advisor's fee by the amount of any profits earned by the Underwriter from brokerage commissions generated from portfolio transactions of the Fund.

While the Fund contemplates no ongoing arrangements with any other brokerage firms, brokerage business may be given from time to time to other firms. The
Underwriter will not receive reciprocal brokerage business as a result of the brokerage business placed by the Fund with others.

To the extent that the Fund and another of the Advisor's clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be allocated on a random selection basis.

For the fiscal year ended November 30, 1995, the Fund paid brokerage commissions of $5,251 to Securities
Service Network, Inc. for effecting 100% of the Fund's commission transactions.

Net Asset Value

Shares of the Fund are purchased at the next offering price after the order is received. The offering price is effective for orders received by the transfer agent or the Custodian prior to the time of determination of the net asset value prior to the close of business.

The net asset value is determined at the close of the New York Stock Exchange each day that the exchange is open. The
Exchange is closed on weekends and on New Years Day, President's Day, Good Friday, Memorial Day, July 4,
Labor Day, Thanksgiving Day, and Christmas each year.
Securities traded on the New York Stock Exchange, the
American Stock Exchange, or the NASDAQ National
Market System are valued at the last sale price or the last bid price if there is no sale. Securities or other assets for which quotations are not readily available are valued at fair values determined in good faith by the Board of Trustees. See "Net Asset Value" in the Prospectus.

Performance

The average annual total return that will be reported by the Fund will be calculated according to the following formula:

                       P(1+T)n = ERV

  Where:  P is a hypothetical initial Payment of $1,000
      T = average annual total return
      n = number of years
      ERV = ending redeemable value of hypothetical
     $1,000
      payment made at the beginning of the 1, 5, or 10 year periods (or fractional portion thereof).

All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested in the Fund when paid.

From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general or the fixed income securities market in general. The Fund may use the Standard & Poor's 500 Stock Index, the Dow Jones
Industrial Average, the Value Line Composite Average, and the NASDAQ Composite Index, as well as other appropriate indexes.

In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's may also be used.

The average annual total return for the Fund for the period ended November 30, 1995 was 25.13%.

             CHERRY, BEKAERT & HOLLAND




                          IPS Millennium Fund

                         Financial Statements
                            for year ended
                           November 30, 1995

        IPS Millennium Fund


             Contents


                  Page

Report of Independent Certified Public Accountants 1

Statement of Assets and Liabilities                2

Investments in Securities                        3-4

Statement of Operations                           5

Statement of Changes in Net Assets                6

Notes to Financial Statements                    7-8

Supplementary Information                         9

          REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS







Shareholders and the Board of Trustees
IPS Funds
IPS Millennium Fund
Knoxville, Tennessee

We have audited the accompanying statement of assets and liabilities of IPS Millennium Fund, including the schedule for investments in securities, as of November
30, 1995, and the related statement of operations, the statement of changes in net assets and the selected per share data and ratios for the year then ended.
These financial statements and per share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of IPS Millennium Fund as of November 30,
1995, the results of its operations, its cash flows, the changes in its net assets and the selected per share data and ratios for the year then ended, in conformity with generally accepted accounting principles.






Knoxville, Tennessee
January 17, 1996

                          IPS MILLENNIUM FUND

                  Statement of Assets and Liabilities
                           November 30, 1995


Assets
Investments in securities, at value -
 identified cost $1,593,898                     $1,773,283
Cash                                            (    2,149)
Accrued income
  Dividends                                          1,920
  Interest                                             682
Other assets                                        13,829
                         Total assets            1,787,565


Liabilities
Payables - Investment securities
           purchased                               159,125
Accrued expenses                                     2,840

                    Total liabilities              161,965

Net assets(equivalent to $15.00
per share based on 108,344.903
shares of capital stock outstanding)            $ 1,625,600






See notes to financial statements.



                          IPS MILLENNIUM FUND

                       Investments in Securities
                 For the year ended November 30, 1995


                            Principal
                             Amount or
                              Shares                                   Value
Industrial Cyclicals - 5.5%
Fastenal Co.                   1,200                                $    49,800
Federal Signal                 1,200                                     27,300
Sturm Ruger & Co., Inc.          700                                     20,475
Total industrial cyclicals     3,100                                     97,575

Consumer Retail - 6.2%
Nature's Sunshine Prods          600                                     13,500
Polaris Industries             1,350                                     41,513
Viking Office Products         1,200                                     55,200
Total consumer retail          3,150                                    110,213

Computer & Interest Hardware - 13.6%
Atmel Corp.                      700                                     21,000
Cisco                            700                                     58,887
Intel, Inc.                    1,200                                     73,050
Linear Technology                600                                     27,150
Motorola, Inc.                 1,000                                     61,250
Total computer &
interest hardware              4,200                                    241,337

Property/Casualty Insurance - 6.0%
Frontier Insurance Group       1,900                                     63,175
Harleysville Group             1,500                                     44,062
Total property/
casualty insurance             3,400                                    107,237

Banking & Brokerage - 12.7%
Corestates Financial             900                                     34,875
KeyCorp                          800                                     29,500
Marshall & Ilsley              1,500                                     39,563
Mercury Finance Co.            2,200                                     31,350
Nat'l Commerce Bankcorp        1,100                                     28,325
Northwest Corp.                  700                                     23,100
U.S. Bancorp                     400                                     13,550
Valley National Bankcorp       1,000                                     24,625
Total banking & brokerage      8,600                                    224,888

Specialty Chemical - 4.8%
International Flavors            200                                     10,225
Ionics, Inc.                     600                                     25,950
Sigma-Aldrich                  1,000                                     49,250
Total specialty chemical       1,800                                     85,425

Communications - 9.2%
Airtouch Communications          800                                     23,300
Andrew                         1,000                                     43,250
AT&T Corp.                       600                                     39,600
LCI International              1,200                                     22,200
Psinet Inc.                    1,600                                     33,800
Total communications           5,200                                    162,150

                                                                                 4

                          IPS MILLENNIUM FUND

                 Investments in Securities(continued)
                 For the year ended November 30, 1995



                               Principal
                              Amount or Shares                     Value
Information & Service - 7.2%
Equifax                         600                                $25,125
H&R Block, Inc.                 700                                 31,150
Rollins, Inc.                 1,400                                 29,050
Rural/Metro, Inc.             1,735                                 42,508
 Total information & service  4,435                                 27,833

Software - 11.1%
Computer Associates, Inc.       800                                 52,400
Microsoft Corp.                 600                                 52,275
Netmanage                     1,000                                 22,625
Oracle Systems                1,400                                 63,525
Physicians Comp Net             800                                  5,300
 Total software               4,600                                196,125

Drugs - 6.9%
Abbott Laboratories, Inc.       800                                 32,500
Johnson & Johnson               100                                  8,662
Mylan Lab                     2,500                                 58,438
Pfizer, Inc.                    400                                 23,200
 Total drugs                  3,800                                122,800

Real Estate Investment Trust - 2.5%
New Plan Realty Trust         2,100                                 44,100

Electric Utilities - 1.4%
Duke Power                      300                                 13,462
Wisconsin Energy                400                                 11,800
 Total electric utilities       700                                 25,262

Money Market Funds - 12.9%
Dreyfus Treasury Prime Fund  76,474                                 76,474
Provident Insured Money      75,932                                 75,932
Riverfront U.S.
Govt Securities              75,932                                 75,932
 Total money market funds   228,338                                228,338


                                                               $ 1,773,283


See notes to financial statements.


                          IPS MILLENNIUM FUND

                        Statement of Operations
                 For the year ending November 30, 1995


Investment income:
Income
   Dividend income                            13,071
   Interest                                    4,725
  Total income                                17,796
Expenses:
   Management fees                             9,932
   Expense reimbursement                     ( 2,949)
   Organizational cost                         2,940
  Total expense                                9,923
  Net investment income                        7,873

Realized & unrealized gain (loss) on investments
   Net realized gain on investments           15,391
   Change in unrealized appreciation
   of investments for the year               179,385
   Net gain (loss) on investments            194,776

  Net increase in net assets
          resulting from operations        $ 202,649












See notes to financial statements.
/TABLE



                          IPS MILLENNIUM FUND

                  Statement of Changes in Net Assets
                 For the year ending November 30, 1995


Increase (decrease) in net assets
from operations
  Investment income-net                      $ 7,873
  Net realized gain on investments            15,391
  Change in unrealized appreciation          179,385
     Net increase in net assets resulting
     from operations                         202,649

Distributions to shareholders from-
  Investment income-net                   (   7,010)


Capital share transactions
  Issued-regular                                                                  1,448,251
  Issued-in lieu of cash distributions         7,063
  Redeemed-regular                                                              (   25,353)
     Increase (decrease) in net
     assets due to capital share
     transactions                                                                 1,429,961

Net assets
  Beginning of year                           -


  End of year                            $ 1,625,600


See notes to financial statements.

                           IPS MILLENNIUM FUND

                     Notes to Financial Statements
                           November 30, 1995


Note 1 - Significant accounting policies

The Company is registered under the Investment Company
Act of 1940 as a diversified, open-end management investment company. The company began selling shares and making investments on January 4, 1995.

 Security valuation - Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price.
Short-term notes are stated at amortized cost, which is equivalent to value.

 Federal income taxes - The Fund's policy is to comply with the requirements of the Internal Revenue
Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

As of November 30, 1995, net unrealized appreciation on investments for book and federal income tax purposes aggregated $179,385. The cost of portfolio securities for book and federal income tax purposes was $1,593,898 at November 30, 1995.

 Distributions to shareholders - Dividends to shareholders are recorded on the ex-dividend date.

 Other - The Fund follows industry practice and records security transactions on the trade date for performance calculations and the trade date plus one for fund accounting. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.


Note 2 - Distributions to shareholders

Distributions were paid as follows for 1995: April 26 was the record date for an income distribution on April 27 of $0.0526 per share, aggregating $2,069.87;
July 27 was the record date for an income distribution of $0.0413 per share on July 28, aggregating
$2,697.71; October 30 was the record date for an income distribution of $0.0225 per share on October
31, aggregating $2,243.24. This income will be taxable to shareholders as ordinary income.


Note 3 - Organizational expenses

The Fund has incurred organizational expenses in the amount of $16,218. Organizational expenses are being amortized monthly over a period of 60 months, beginning on January 1, 1995. The balance outstanding on November 30, 1995 is $12,733.

                          IPS Millennium Fund

                           November 30, 1995


Note 4 - Capital share transactions

As of November 30, 1995, there were an unlimited number of shares of no par value capital stock authorized and capital paid in aggregated $1,429,961.

Transactions in capital stock were as follows:

                               Shares       Amount
Shares sold                109,910.579    $1,448,251
Shares issued in reinvestment
of dividends                   512.742         7,063
                           110,423.321    1 ,455,314
Shares redeemed              2,078.418        25,353

Net increase               108,344.903    $1,429,961

Note 5 - Investment transactions

The Fund made purchases and sales of investment securities (excluding short-term securities) of
$1,547,888 and $197,719, respectively during the period January 1, 1995 through November 30, 1995;
purchases of U.S. Government obligations were $38,982. There was no net loss on investments for the period.

As of November 30, 1995, the unrealized appreciation of securities was $179,385; accumulated undistributed net realized gains on investment transactions totaled
$15,391.


Note 6 - Investment advisory fees and other transactions with affiliates

The Fund pays advisory fees for investment management and advisory services under a management agreement with IPS Advisory, Inc.(the Advisor) Under the agreement, the advisor will pay all of the Fund's operating expenses, excluding brokerage fees and commissions, taxes, interest and extraordinary expenses. The Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.40% of its average daily net assets to and including $100,000,000, 1.15% of such assets from $100,000,000 to and including $250,000,000, and
0.90% of such assets in excess of $250,000,000.

Certain officers and trustees of the Fund are also officers and directors of the investment advisor.

Securities Service Network, Inc.(SSNI), the Fund's underwriter has received no income from sales commissions earned on sales of the Fund shares, since it is a no-load fund. Mr. D'Amico and Mr. Loest are registered representatives of SSNI.

All securities trades for the Fund have been made through SSNI. Mr. D'Amico and Mr. Loest as registered representatives of SSNI, receive benefits from commissions paid by the Fund to SSNI.


                          IPS MILLENNIUM FUND

                       Supplementary Information
                  Selected Per Share Data and Ratios
                 For the year ended November 30, 1995

Per share data

Investment Income                              $0.273
Expenses                                        0.152
Net Investment income                           0.121
Net realized and unrealized gain
(loss) on investments                           2.982

Total income (loss) from investment
operations                                      3.103

Dividends from net investment income            0.107

Net asset value:
     Beginning of year                         12.000

     End of year                              $14.996


     Total return                              25.13%

Ratios
     Net assets, end of period(thousands)    1625.6
     Ratio of expenses to
       average net assets                     1.4%
     Ratio of net income to average
     net assets                               1.0%
     Portfolio turnover rate                 26.7%








See notes to financial statements.

                               IPS FUNDS

PART C.   OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)  Financial Statements

Included in Part A: Financial Highlights, December 1,
                    1994 through November 30, 1995

Included in Part B:

(1)  Report of Independent Public Accountant
(2)  Schedule of Investments - November 30, 1995
(3)  Statement of Assets and Liabilities - November
     30, 1995
(4)  Statement of Operations - November 30, 1995
(5)  Statement of Changes in Net Assets - November
     30, 1995
(6)  Financial Highlights - December 1, 1994 through
     November 30, 1995
(7)  Notes to Financial Statements

     (b)  Exhibits

(1) (i)   Copy of Registrant's Declaration of
          Trust, which was filed as an Exhibit to
          Registrant's Registration Statement, is
          hereby incorporated by reference.

     (ii) Copy of Amendment No. 1 to Registrant's
          Declaration of Trust, which was filed as an exhibit to Registrant's Pre-Effective
          Amendment No. 1, is hereby incorporated
          by reference.

(2) Copy of Registrant's By-Laws, as amended, which was filed as an exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

(3)  Voting Trust Agreements - None.

(4)  Specimen of Share Certificate for IPS
     Millennium Fund, which was filed as an exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

(5) Copy of Registrant's Management Agreement with its Advisor, IPS Advisory, Inc., which was filed as an exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

(6) Copy of Registrant's Underwriting Agreement with Securities Service Network, Inc., which was filed as an exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

(7)  Bonus, Profit Sharing, Pension or Similar
     Contracts for the benefit of Directors or Officers - None.

(8)  Copy of Registrant's Agreement with the
     Custodian, The Provident Bank, which was filed as an exhibit to Registrant's Pre-Effective
     Amendment No. 1, is hereby incorporated by reference.

(9)  Other Material Contracts - None.

(10) Opinion and Consent of Brown, Cummins & Brown
     Co., L.P.A., which was filed with Registrant's
     Rule 24f-2 Notice for the fiscal year ended
     November 30, 1995, is hereby incorporated by reference.

(11) Consent of Cherry, Bekaert & Holland is filed herewith.

(12) Financial Statements Omitted from Item 23 -
     None.

(13) Letters of Initial Stockholders, which was filed as an exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

(14) Model Plan used in Establishment of any Retirement Plan - None.

(15) 12b-1 Distribution Expense Plan - None.

(16) Schedule for Computation of Each Performance
     Quotation is filed herewith.

(17) Power of Attorney - None


Item 25.  Persons Controlled by or Under Common
          Control with the Registrant - None

Item 26.  Number of Holders of Securities (as of
          December 31, 1995)

Title of Class                Number of Record Holders

IPS Millennium Fund                          121

Item 27.  Indemnification

(a)  Article VI of the Registrant's Declaration of
     Trust provides for indemnification of officers and Trustees as follows:

               Section 6.4  Indemnification of
          Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers
          (including persons who serve at the
          Trust's request as directors, officers
          or trustees of another organization in
          which the Trust has any interest as a
          shareholder, creditor or otherwise
          (hereinafter referred to as a "Covered
          Person") against all liabilities,
          including but not limited to amounts
          paid in satisfaction of judgments, in
          compromise or as fines and penalties,
          and expenses, including reasonable
          accountants' and counsel fees, incurred
          by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered
          Person's office.

               Section 6.5  Advances of
          Expenses.  The Trust shall advance
          attorneys' fees or other expenses
          incurred by a Covered Person in
          defending a proceeding to the full
          extent permitted by the Securities Act
          of 1933, as amended, the 1940 Act, and
          Ohio Revised Code Chapter 1707, as
          amended. In the event any of these laws conflict with Ohio Revised Code Section
          1701.13(E), as amended, these laws, and
          not Ohio Revised Code Section
          1701.13(E), shall govern.

               Section 6.6  Indemnification Not
          Exclusive, etc.  The right of
          indemnification provided by this Article
          VI shall not be exclusive of or affect
          any other rights to which any such
          Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

     The Registrant may not pay for insurance which protects the Trustees and officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

(b) The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and its Advisor, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Ohio law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such
                      <PAGE<

     indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(d)  Sections 10 and 11 of the Registrant's
     Underwriting Agreement with Securities Service
     Network, Inc. (the "Underwriter") provide for indemnification of the Underwriter and the Underwriter's employees as well as advances of attorney's fees and other expenses. The scope and limitations of these provisions are analogous to Sections 6.4 and 6.5 of the Registrant's Declaration of Trust, set forth in
     Item 27(a) of this Part C.

Item 28.  Business and Other Connections of
          Investment Advisor

A.   IPS Advisory, Inc. (the "Advisor") is a
     registered investment advisor. It has engaged in no other business during the past two fiscal years.

B. The following list sets forth the business and other connections of the Directors and officers of the Advisor during the past two years.

          (1)   Gregory D'Amico

               (a)  President and a Director
                    of IPS Advisory, Inc.,
                    Suite 630, 625 South Gay
                    Street, Knoxville,
                    Tennessee  37902.

               (b)  President, Chief Financial
                    Officer, Treasurer and a
                    Trustee of IPS Funds,
                    Suite 630, 625 South Gay
                    Street, Knoxville,
                    Tennessee  37902.

               (c)  Registered representative
                    of Securities Service
                    Network, Inc., 222 S.
                    Peters Road, Knoxville,
                    Tennessee  37923.

          (2)  Robert Loest

               (a)  Chief Executive Officer
                    and a Director of IPS
                    Advisory, Inc., Suite 630,
                    625 South Gay Street,
                    Knoxville, Tennessee
                    37902.

               (b)  Vice President, Secretary
                    and a Trustee of IPS
                    Funds, Suite 630, 625
                    South Gay Street,
                    Knoxville, Tennessee
                    37902.

               (c)  Registered representative
                    of Securities Service
                    Network, Inc., 222 S.
                    Peters Road, Knoxville,
                    Tennessee  37923.

Item 29.  Principal Underwriters

(a) Securities Service Network, Inc. does not currently act as a principal underwriter for any other investment company.

(b)
                      Position With       Position With
Name                  Underwriter          Registrant

Carl                  President
Hollingsworth         and Director           None

Laura                 Secretary
Coffey                and Director           None

Michael E.            Executive Vice
Neubeck               President              None


Carl
Hollinsworth          Treasurer              None

David Coffey          Director               None


The address of all of the above-named persons is 222
S. Peters Road, Knoxville, Tennessee  37923.

Item 30.  Location of Accounts and Records

          Accounts, books and other documents
          required to be maintained by Section
          31(a) of the Investment Company Act of
          1940 and the Rules promulgated
          thereunder will be maintained by the
          Registrant at Suite 630, 625 South Gay
          Street, Knoxville, Tennessee  37902,
          and/or by The Provident Bank, the
          Registrant's Custodian at One East
          Fourth Street, Cincinnati, Ohio 45202.


Item 31.  Management Services Not Discussed in
Parts A or B

          None.

Item 32.  Undertakings

     (a)  Not Applicable.

     (b)  Not Applicable.

     (c)  The Registrant hereby undertakes to
          furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

     (d)  The Registrant hereby undertakes that,
          within five business days after receipt
          of a written application by shareholders holding in the aggregate at least 1% of the shares then outstanding or shares then having a net asset value of $25,000, whichever is less, each of whom shall have been a shareholder for at least six months prior to the date of application (hereinafter the
          "Petitioning Shareholders"), requesting
          to communicate with other shareholders
          with a view to obtaining signatures to
          a request for a meeting for the purpose
          of voting upon such removal of any
          Trustee of the Registrant, which
          application shall be accompanied by a
          form of communication and request which
          such Petitioning Shareholders wish to
          transmit, Registrant will:

               (i)  provide such Petitioning
               Shareholders with access to a
               list of the names and addresses
               of all shareholders of the
               Registrant; or

               (ii) inform such Petitioning Shareholders of the approximate number of shareholders and the estimated costs of mailing such communication, and to undertake such mailing promptly after tender by such Petitioning Shareholders to the Registrant of the material to be mailed and the reasonable expenses of such mailing.

     The Registrant also undertakes to promptly call a meeting for the purpose of voting upon the question of the removal of any Trustee when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

                            SIGNATURES


     Pursuant to the requirements of the Securities
Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on the 29 day of January, 1996.


                    IPS FUNDS
                    By: \s\
                    Gregory D'Amico, President


     Pursuant to the requirements of the Securities
Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


_\s\_________________________       Date: 1/25/96
Gregory D'Amico, President
Chief Financial Officer
Treasurer and Trustee


_\s\_________________________       Date: 1/25/96
Robert Loest, Trustee


___________________________         Date: ________
Woodrow Henderson, Trustee


___________________________         Date: ________
Vanita Bisaria, Trustee


_\s\_______________________         Date: 1/25/96
Bill Stegall, Trustee

                             EXHIBIT INDEX




                                                                   PAGE

1.   Consent of Cherry, Bekaert & Holland. . . . . . . . . . . .      1


2.   Schedule for Computation of Performance
       Quotation . . . . . . . . . . . . . . . . . . . . . . . .      2